Exhibit 99.2

Ormat Technologies Contact: Smadar Lavi VP Head of IR and ESG Planning & Reporting 775-356-9029 (ext. 65726) slavi@ormat.com	Investor Relations Agency Contact: Joseph Caminiti or Josh Carroll Alpha IR Group 312-445-2870 ORA@alpha-ir.com

Ormat Technologies, Inc. Announces pricing of upsized Offering of $725 Million OF SERIES A Convertible Senior Notes and $150 Million of SERIES B Convertible Senior Notes

Reno, NV – March 18, 2026 – Ormat Technologies, Inc. (NYSE: ORA) (“Company” or “Ormat”) announced today that it priced private offerings of $725 million aggregate principal amount of 1.50% Series A Convertible Senior Notes due 2031 (the “Series A Notes”) and $150 million aggregate principal amount of 0.00% Series B Convertible Senior Notes due 2031 (the “Series B Notes” and, together with the Series A Notes, the “Notes”). The size of the offering was increased from the previously announced $750 million total aggregate principal amount ($600 million principal amount of the Series A Notes and $150 million of the Series B Notes). The Notes will only be sold to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company also granted to the initial purchasers options to purchase, in each case within a 13-day period beginning on, and including, the date on which the Notes are first issued, up to an additional $100 million aggregate principal amount and $25 million aggregate principal amount of Series A Notes and Series B Notes, respectively. The sale is expected to close on March 20, 2026, subject to satisfaction of the conditions to closing.

The Notes of each series will be unsecured senior obligations of the Company. Each series of Notes will mature on March 15, 2031, unless earlier converted, redeemed or repurchased in accordance with its terms prior to such date. For the Series A Notes, interest will accrue at a rate of 1.50% per year and will be payable semiannually in arrears on March 15 and September 15 of each year, beginning on September 15, 2026. The Series B Notes will not bear regular interest, and the principal amount of the Series B Notes will not accrete.

The Notes of each series will be convertible at the option of the holders, prior to the close of business on the business day immediately preceding November 15, 2030, only under certain circumstances and during certain periods, and on or after November 15, 2030, at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. The initial conversion rate for the Series A Notes will be 7.1225 shares of the Company’s common stock for each $1,000 principal amount of Series A Notes (equivalent to an initial conversion price of approximately $140.40 per share of the Company’s common stock, which represents a premium of approximately 30% over the last reported sales price of the Company’s common stock on the New York Stock Exchange on March 17, 2026), and the initial conversion rate for the Series B Notes will be 7.1225 shares of the Company’s common stock for each $1,000 principal amount of Series B Notes (equivalent to an initial conversion price of approximately $140.40 per share of the Company’s common stock, which represents a premium of approximately 30% over the last reported sales price of the Company’s common stock on the New York Stock Exchange on March 17, 2026). Upon conversion, the Company will pay cash up to the aggregate principal amount of the Notes to be converted and pay or deliver, as the case may be, cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, in respect of the remainder, if any, of the Company’s conversion obligation in excess of the aggregate principal amount of the Notes being converted. Neither series of Notes will be redeemable at the Company’s option prior to March 20, 2029.  On or after March 20, 2029, and on or prior to the 61st scheduled trading day immediately preceding the maturity date, the Notes of each series will be redeemable at the Company’s option (subject to certain limitations) if the last reported sale price of the Company’s common stock has been at least 130% of the conversion price then in effect for such series of Notes for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on and including the trading day immediately preceding the date on which the Company provides notice of redemption at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus (i) in the case of the Series A Notes, accrued and unpaid interest or (ii) in the case of the Series B Notes, any accrued and unpaid special interest, in each case to, but excluding, the redemption date.

Holders of the Series B Notes may require the Company to repurchase for cash all or part of their Series B Notes in principal amounts of $1,000 or a multiple thereof on March 15, 2027 (the “optional repurchase date”) at an optional repurchase price equal to 100% of the principal amount of the Series B Notes to be repurchased, plus any accrued and unpaid special interest to, but excluding, the optional repurchase date.

The Company estimates that the net proceeds from the sale of the Notes, after deducting initial purchasers discounts and offering expenses, will be approximately $853.6 million (or approximately $975.7 million if the initial purchasers exercise their options to purchase additional Notes of each series in full). The Company expects to use (1) approximately $287.9 million of the net proceeds from the offering, as well as approximately $25 million cash on hand, and to issue approximately 0.6 million shares of its common stock to repurchase approximately $285.9 million aggregate principal amount of the Company’s 2.50% convertible senior notes due 2027 (the “2027 Notes”) through privately negotiated transactions entered into concurrently with the pricing of the offering as described below, (2) approximately $25 million of the net proceeds from the offering to repurchase concurrently with the closing of this offering, shares of its common stock in privately negotiated transactions at a price per share equal to $108.00, which is the last reported sales price of such common stock on the New York Stock Exchange on March 17, 2026, and (3) the remainder of the net proceeds from the offering for general corporate purposes. Such share repurchases and the use of cash on hand are intended to offset a portion of the dilutive effect of the 2027 Notes.

The share repurchases referenced above could increase (or reduce the size of any decrease) the market price of the Company’s common stock or the Notes, which could affect the noteholders’ ability to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of the Notes, it could affect the number of shares of common stock, if any, and value of the consideration that noteholders will receive upon conversion of the Notes.

Concurrently with the pricing of the offering, the Company entered into privately negotiated transactions with certain holders of the 2027 Notes to repurchase, for approximately $287.9 million of cash from the offering to repay the par amount, as well as approximately $25 million cash on hand and shares of the Company’s common stock for the remainder, approximately $285.9 million aggregate principal amount of its 2027 Notes, including accrued and unpaid interest on the 2027 Notes, on terms negotiated with each holder of 2027 Notes repurchased (each, a “note repurchase transaction”). The offering is not contingent upon the repurchase of the 2027 Notes. In connection with any note repurchase transaction, the Company expects that holders of the outstanding 2027 Notes who have hedged their equity price risk with respect to the 2027 Notes (the “hedged holders”) will unwind their hedge positions by buying the Company’s common stock and/or entering into or unwinding various derivative transactions with respect to the Company’s common stock. The amount of the Company’s common stock to be purchased by the hedged holders may be substantial in relation to the historic average daily trading volume of the Company’s common stock. This activity by the hedged holders could increase (or reduce the size of any decrease in) the market price of the Company’s common stock, including concurrently with the pricing of the Notes, and may have resulted in higher effective conversion prices of the Notes. In connection with any repurchase of the 2027 Notes, the Company intends to permit the existing capped call transactions that the Company entered into when the 2027 Notes were issued to remain outstanding in accordance with their terms.

The Notes were only offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The offer and the sale of the Notes and the shares of the Company’s common stock issuable upon conversion of the Notes or in connection with any repurchases of the 2027 Notes, if any, have not been, and will not be, registered under the Securities Act or the securities laws of any other jurisdiction, and, unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This press release is neither an offer to sell nor a solicitation of an offer to buy the Notes or the shares of the Company’s common stock issuable upon conversion of the Notes, if any, nor will there be any offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

ABOUT ORMAT TECHNOLOGIES

With over five decades of experience, Ormat Technologies, Inc. is a leading geothermal company, and the only vertically integrated company engaged in geothermal and recovered energy generation (“REG”), with robust plans to accelerate long-term growth in the energy storage market and to establish a leading position in the U.S. energy storage market. The Company owns, operates, designs, manufactures and sells geothermal and REG power plants primarily based on the Ormat Energy Converter – a power generation unit that converts low-, medium- and high-temperature heat into electricity. The Company has engineered, manufactured and constructed power plants, which it currently owns or has installed for utilities and developers worldwide, totaling approximately 3,600MW of gross capacity. Ormat leveraged its core capabilities in the geothermal and REG industries and its global presence to expand the Company’s activity into energy storage services, solar photovoltaic (PV) and energy storage plus Solar PV. Ormat’s current total generating portfolio is 1,835MW with a 1,340MW geothermal and solar generation portfolio that is spread globally in the U.S., Kenya, Guatemala, Indonesia, Honduras, and Guadeloupe, and a 495MW energy storage portfolio that is located in the U.S.

ORMAT’S SAFE HARBOR STATEMENT

Information provided in this press release may contain statements relating to current expectations, estimates, forecasts and projections about future events that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects or anticipates will or may occur in the future, including such matters as the terms of the offering (including the intended use of proceeds from the offering), expectations regarding the repurchases of the 2027 Notes, the effect of the share repurchases and any repurchases of the 2027 Notes, our projections of annual revenues, expenses and debt service coverage with respect to our debt securities, future capital expenditures, business strategy, competitive strengths, goals, development or operation of generation assets, legal, market, industry and geopolitical developments and incentives, technological changes, demand for renewable energy, and the growth of our business and operations, are forward-looking statements. When used in this press release, the words “may”, “will”, “could”, “should”, “expects”, “plans”, “anticipates”, “believes”, “intends”, “estimates”, “predicts”, “projects”, “potential”, “targets”, “goal”, “outlook”, “guidance”, or “contemplate” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain such words or expressions. These forward-looking statements generally relate to Ormat’s plans, objectives, goals and expectations for future operations and are based upon its management’s current estimates and projections of future results or trends. Although the Company believes that its plans and objectives reflected in or suggested by these forward-looking statements are reasonable, the Company may not achieve these plans or objectives. Actual future results may differ materially from those projected as a result of certain risks and uncertainties, including risks related to regulatory changes, geopolitical developments, commodity prices, interest rates, supply chain disruptions, and other risks described under “Risk Factors” as described in Ormat’s annual report on Form 10-K for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission (“SEC”) on February 26, 2026 and our other reports that are filed from time to time with the SEC.

These forward-looking statements are made only as of the date hereof, and, except as legally required, the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

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